Exhibit 99.1

Pixelworks Reports Second Quarter 2017 Financial Results

Achieved 36% Year-on-Year Revenue Growth, excluding End of Life Products

SAN JOSE, Calif., August 8, 2017 -- Pixelworks, Inc. (NASDAQ: PXLW), a leading provider of visual processing solutions, today announced financial results for the second quarter ended June 30, 2017.

Second Quarter and Recent Highlights

•	Revenue of $20.7 million, including $5.1 million related to End of Life (EOL) products

•	Achieved GAAP net income of $0.04 per diluted share, non-GAAP net income of $0.10 per diluted share

•	Recorded adjusted EBITDA of $4.7 million, and increased net cash balance by $12.6 million to $32.2 million

•	Recognized first production revenue on 3rd generation Iris mobile display processor

•	Completed acquisition of ViXS Systems on August 2nd

For the second quarter 2017, revenue was $20.7 million, which included $5.1 million of EOL product revenue, and compares to $22.7 million in the prior quarter and $12.6 million in the second quarter of 2016. Excluding EOL contribution, second quarter 2017 revenue in the digital projection market grew 35% year-on-year.

On a GAAP basis, gross profit margin in the second quarter of 2017 was 54.1%, compared to 54.6% in the first quarter of 2017 and 51.0% in the second quarter of 2016. Second quarter 2017 GAAP operating expenses were $9.2 million, compared to $9.0 million in the previous quarter and $7.8 million in the second quarter of 2016.

For the second quarter of 2017, GAAP net income was $1.3 million, or $0.04 per diluted share, compared to a GAAP net income of $2.8 million, or $0.09 per diluted share, in the first quarter of 2017 and a GAAP net loss of $1.6 million, or ($0.06) per share, in the second quarter of 2016.

On a non-GAAP basis, second quarter 2017 gross profit margin was 54.4%, compared to 54.8% in the first quarter of 2017 and 51.6% in the second quarter of 2016. Second quarter 2017 operating expenses on a non-GAAP basis were $7.6 million, compared to $8.3 million in the previous quarter and $7.0 million in the second quarter of 2016.

For the second quarter of 2017, the Company recorded non-GAAP net income of $3.2 million, or $0.10 per diluted share, compared to non-GAAP net income of $3.8 million, or $0.12 per diluted share, in the first quarter of 2017 and a non-GAAP net loss of $756,000, or ($0.03) per share, in the second quarter of 2016. Adjusted EBITDA in the second quarter of 2017 was a positive $4.7 million, compared to a positive $5.0 million in the previous quarter and a positive $0.3 million in the second quarter of 2016.

President and CEO of Pixelworks, Todd DeBonis, commented, “Our second quarter results reflect continued growth in our core business and was complemented by approximately $5 million of EOL product contribution. Revenue excluding EOL, grew 15% sequentially and 36% year-over-year, demonstrating market share gains in our Projector business as well as modestly higher Mobile revenue. Highlighting the quarter, we achieved our third consecutive quarter of profitability and generated over $13 million in cash flow from operations.

“As recently announced, PXLW completed the complementary acquisition of ViXS, and we are executing on what I expect to be a seamless integration process. Following initial meetings with ViXS’ customers, I’m increasingly enthusiastic about the emerging market opportunities for their current offerings, as well as the expanded potential of our combined visual processing technologies. In addition to creating an impressive portfolio of image, video and streaming intellectual property, the transaction meaningfully increases the scale of Pixelworks’ R&D resources in support of current and future technology development. I look forward to what we will be able to achieve together as a single company, and most importantly we remain committed to the transaction being accretive in 2018.”

Business Outlook for the Third Quarter of 2017
Pixelworks’ expectations for the third quarter of 2017, including the partial quarter of contribution from ViXS Systems, are as follows:

•	Revenue to be between $18.0 million and $19.0 million, including approximately $2.0 million contribution from ViXS

Additional P&L guidance will be provided as part of the earnings conference call.

Conference Call Information
Pixelworks will host a conference call today, August 8, at 2:00 p.m. Pacific Time, which can be accessed by calling 877-359-9508 and using passcode 59501640. A Web broadcast of the call can be accessed by visiting the Company's investor page at www.pixelworks.com. For those unable to listen to the live Web broadcast, it will be archived for approximately 30 days. A replay of the conference call will also be available through Tuesday, August 15, 2017, and can be accessed by calling 855-859-2056 and using passcode 59501640.

About Pixelworks, Inc.
Pixelworks creates, develops and markets video display processing technology for digital video applications that demand the very highest quality images. At design centers around the world, Pixelworks engineers constantly push video performance to keep manufacturers of consumer electronics and professional displays worldwide on the leading edge. The Company is headquartered in San Jose, CA. For more information, please visit the company’s Web site at www.pixelworks.com.

For more information, please visit the Company’s Web site at www.pixelworks.com.

Note: Pixelworks and the Pixelworks logo are registered trademarks of Pixelworks, Inc.

Non-GAAP Financial Measures
This earnings release makes reference to non-GAAP gross profit margins, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share, which excludes acquisition-related costs, stock-based compensation expense and restructuring expenses, which are required under GAAP. The press release also reconciles GAAP net income (loss) and adjusted EBITDA, which Pixelworks defines as GAAP net income (loss) before interest expense and other, net, income tax provision, depreciation and amortization, as well as the specific items listed above. The Company believes these non-GAAP measures provide a meaningful perspective on the Company's core operating results and underlying cash flow dynamics, but cautions investors to consider these measures in addition to, not as a substitute for, its consolidated financial results as presented in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial measures is included in this earnings release which is available in the investor relations section of the Company's website.

Safe Harbor Statement
This release contains forward-looking statements, including, without limitation, statements with respect to the Company’s growth opportunities, ViXS integration process, impact and benefit of the ViXS acquisition, the acquisition being accretive and the Company’s potential and position for the future, statements made by Mr. DeBonis about the Company’s digital projection and mobile businesses, ViXS acquisition and statements with respect to the business outlook for the third quarter, the full year of 2017 and 2018, including revenue, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by use of terms such as “begin,” “continue,” “will,” “believe,” “expect” and similar terms or the negative of such terms. All statements other than statements of historical fact are forward-looking statements for purposes of this release, including any projections of revenue or other financial items or any statements regarding the plans and objectives of management for future operations. Such statements are based on management's current expectations, estimates and projections about the Company's business. These statements are not guarantees of future performance and involve numerous risks, uncertainties and assumptions that are difficult to predict. Actual results could vary materially from those contained in forward-looking statements due to many factors, including, without limitation: our ability to deliver new products in a timely fashion; our new product yield rates; changes in estimated product costs; product mix; supply of products from third-party foundries; failure or difficulty in achieving design wins; timely customer transition to new product designs; competitive factors, such as rival chip architectures, introduction or traction by competing designs, or pricing pressures; risks related to licensing our intellectual property; the success of our products in expanded markets; current global economic challenges; levels of inventory at distributors and customers; changes in the digital display and projection markets; changes in customer ordering patterns or lead times; seasonality in the consumer electronics market; our efforts to achieve profitability from operations; insufficient, excess or obsolete inventory and variations in inventory valuation; the outcome of any litigation related to our intellectual property rights; our limited financial resources and our ability to attract and retain key personnel; and risks related to our acquisition of ViXS, including our ability to successfully integrate ViXS into our business and whether the Company will be able to realize the expected benefits of the acquisition or in the timeframe expected. More information regarding potential factors that could affect the Company's financial results and could cause actual results to differ materially is included from time to time in the Company's Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2016 as well as subsequent SEC filings.
The forward-looking statements contained in this release speak as of the date of this release, and we do not undertake any obligation to update any such statements, whether as a result of new information, future events or otherwise.

- Financial Tables Follow -

PIXELWORKS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Revenue, net	$20,721	$22,710	$12,580	$43,431	$23,747
Cost of revenue (1)	9,520	10,318	6,165	19,838	13,740
Gross profit	11,201	12,392	6,415	23,593	10,007
Operating expenses:
Research and development (2)	4,501	4,906	4,504	9,407	10,179
Selling, general and administrative (3)	4,660	4,139	3,180	8,799	7,045
Restructuring	—	—	67	—	2,605
Total operating expenses	9,161	9,045	7,751	18,206	19,829
Income (loss) from operations	2,040	3,347	(1,336)	5,387	(9,822)
Interest expense and other, net	(107)	(93)	(107)	(200)	(206)
Income (loss) before income taxes	1,933	3,254	(1,443)	5,187	(10,028)
Provision for income taxes	669	433	117	1,102	174
Net income (loss)	$1,264	$2,821	$(1,560)	$4,085	$(10,202)
Net income (loss) per share:
Basic	$0.04	$0.10	$(0.06)	$0.14	$(0.36)
Diluted	$0.04	$0.09	$(0.06)	$0.13	$(0.36)
Weighted average shares outstanding:
Basic	29,766	29,283	28,167	29,526	28,051
Diluted	31,974	31,146	28,167	31,601	28,051
——————
(1) Includes:
Stock-based compensation	$69	$53	$46	$122	$90
Restructuring	—	—	27	—	1,750
(2) Includes stock-based compensation	362	314	392	676	821
(3) Includes:
Acquisition-related costs	730	—	—	894	—
Stock-based compensation	519	422	268	941	161

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands, except per share data) (Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Reconciliation of GAAP and non-GAAP gross profit
GAAP gross profit	$11,201	$12,392	$6,415	$23,593	$10,007
Stock-based compensation	69	53	46	122	90
Restructuring	—	—	27	—	1,750
Total reconciling items included in cost of revenue	69	53	73	122	1,840
Non-GAAP gross profit	$11,270	$12,445	$6,488	$23,715	$11,847
Non-GAAP gross profit margin	54.4%	54.8%	51.6%	54.6%	49.9%
Reconciliation of GAAP and non-GAAP operating expenses
GAAP operating expenses	$9,161	$9,045	$7,751	$18,206	$19,829
Reconciling item included in research and development:
Stock-based compensation	362	314	392	676	821
Reconciling items included in selling, general and administrative:
Acquisition-related costs	730	—	—	894	—
Stock-based compensation	519	422	268	941	161
Restructuring	—	—	67	—	2,605
Total reconciling items included in operating expenses	1,611	736	727	2,511	3,587
Non-GAAP operating expenses	$7,550	$8,309	$7,024	$15,695	$16,242
Reconciliation of GAAP and non-GAAP net income (loss)
GAAP net income (loss)	$1,264	$2,821	$(1,560)	$4,085	$(10,202)
Reconciling items included in cost of revenue	69	53	73	122	1,840
Reconciling items included in operating expenses	1,611	736	727	2,511	3,587
Tax effect of non-GAAP adjustments	270	155	4	425	2
Non-GAAP net income (loss)	$3,214	$3,765	$(756)	$7,143	$(4,773)
Non-GAAP net income (loss) per share:
Basic	$0.11	$0.13	$(0.03)	$0.24	$(0.17)
Diluted	$0.10	$0.12	$(0.03)	$0.23	$(0.17)
Non-GAAP weighted average shares outstanding:
Basic	29,766	29,283	28,167	29,526	28,051
Diluted	31,974	31,146	28,167	31,601	28,051

* Our non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share differs from GAAP gross profit, GAAP operating expenses, GAAP net income (loss) and GAAP net income (loss) per share due to the exclusion of acquisition-related costs, restructuring expenses and stock-based compensation expense. Pixelworks' management believes the presentation of non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income (loss) and non-GAAP net income (loss) per share provides useful information to investors regarding Pixelworks' results of operations which allows investors an alternative evaluation of underlying cash flow dynamics. Pixelworks' management also uses each of these non-GAAP measures internally as an alternative evaluation of underlying cash flow dynamics. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL INFORMATION * (In thousands) (Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2017	2017	2016	2017	2016
Reconciliation of GAAP net income (loss) and adjusted EBITDA
GAAP net income (loss)	$1,264	$2,821	$(1,560)	$4,085	$(10,202)
Stock-based compensation	950	789	706	1,739	1,072
Acquisition-related costs	730	—	—	894	—
Restructuring	—	—	94	—	4,355
Tax effect of non-GAAP adjustments	270	155	4	425	2
Non-GAAP net income (loss)	$3,214	$3,765	$(756)	$7,143	$(4,773)
EBITDA adjustments:
Depreciation and amortization	$975	$839	$832	$1,814	$1,822
Interest expense and other, net	107	93	107	200	206
Non-GAAP provision for income taxes	399	278	113	677	172
Adjusted EBITDA	$4,695	$4,975	$296	$9,834	$(2,573)

* Adjusted EBITDA differs from GAAP net income (loss) due to the exclusion of acquisition-related costs, restructuring expenses, stock-based compensation expense, interest expense and other, net, income tax provision and depreciation and amortization. Pixelworks' management believes the presentation of adjusted EBITDA provides useful information to investors regarding Pixelworks' results of operations which allows investors an alternative evaluation of underlying cash flow dynamics and core operating results and are used by Pixelworks' management for these purposes. Pixelworks, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, our GAAP financial measures.

PIXELWORKS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$32,246	$19,622
Accounts receivable, net	5,676	3,118
Inventories	1,954	2,803
Prepaid expenses and other current assets	1,341	736
Total current assets	41,217	26,279
Property and equipment, net	4,636	3,793
Other assets, net	781	785
Total assets	$46,634	$30,857
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,516	$1,734
Accrued liabilities and current portion of long-term liabilities	13,241	7,860
Current portion of income taxes payable	989	140
Total current liabilities	16,746	9,734
Long-term liabilities, net of current portion	1,029	194
Income taxes payable, net of current portion	2,046	1,880
Total liabilities	19,821	11,808
Shareholders’ equity	26,813	19,049
Total liabilities and shareholders’ equity	$46,634	$30,857

Contacts:
Investor Contact
Shelton Group
Brett Perry
P: +1-214-272-0070
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
Steven Moore
P: +1-408-200-9221
E: smoore@pixelworks.com